UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

VPR BRANDS, LP

(Exact name of registrant as specified in its charter)

Delaware	000-54435	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road, Fort Lauderdale, FL 33312

(Address of principal executive offices)

(954) 715-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Change in Registrant’s Certifying Accountant

On October 25, 2018, Paritz & Company, P.A. ("Paritz"), the independent registered public accounting firm of VPR Brands, LP (the "Company"), announced its resignation effective on the same date. As a result, the Company's Board of Directors engaged Prager Metis CPAs LLC (“Prager”) to serve as the Company's independent registered public accounting firm effective October 25, 2018. The Company’s change in independent registered public accounting firms occurred as a result Prager’s acquisition of Paritz.

The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the past two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to October 25, 2018, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements for such periods.

During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to October 25, 2018, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Paritz with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and has requested that Paritz furnish the Company with a letter addressed to the Commission stating whether or not Paritz agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Partiz’s letter to the Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 25, 2018, the Company’s Board of Directors engaged Prager to serve as the Company's independent registered public accounting firm effective October 25, 2018. During the Company’s two most recent fiscal years and through October 25, 2018, neither the Company nor anyone acting on the Company’s behalf consulted Prager with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Paritz & Company, P.A., dated October 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2018	VPR BRANDS, LP

	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer and Chief Financial Officer